UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report: October 25, 2016

(Date of earliest event reported)

OurPet’s Company

(Exact name of registrant as specified in its charter)

Colorado	000-31279	34-1480558
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1300 East Street, Fairport Harbor, OH 44077

(Address of principal executive offices including zip code)

440-354-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 25, 2016, OurPet’s Company (the “Company”) issued a press release and other financial information regarding its 2016 third quarter results. The press release and other financial information are attached hereto as Exhibit 99.1.

Item 8.01.	Other Events.

Also, on October 25, 2016, Scott Mendes, the Company’s Chief Financial Officer and Treasurer, delivered a presentation about OurPet’s at the MicroCap Investor Conference in Philadelphia, Pennsylvania. This Conference was founded in 2015 as an exclusive forum for experienced investors focused on small companies (Sub $300,000,000 market cap). The presentation covered the OurPet’s story, our industry and markets, our products, our channels of distribution, a review of our financial statements and investments highlights. A link to the presentation, along with presentation materials, is posted on the Company’s website under Presentations in the Investor tab or by clicking the following link:

http://ourpets.com/ourpets/wp-content/uploads/2016/10/MicroCap-Conference-Philadelphia-10-25-16.pdf .

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	OurPet’s Company press release dated October 25, 2016 and other financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2016	OurPet’s Company

	By:	/s/ Scott R. Mendes
Scott R. Mendes, Chief Financial
Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	OurPet’s Company press release dated October 25, 2016 and other financial information